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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported)   November 21, 1996
                                                         -----------------


                     DAMSON/BIRTCHER REALTY INCOME FUND - I
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             (Exact name of registrant as specified in its charter)


                                  Pennsylvania
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         (State or other jurisdiction of incorporation or organization)


              0-13563                                  13-3264491
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      Commission File Number              (I.R.S. Employer Identification No.)


    27611 La Paz Road, P.O. Box A-1, Laguna Niguel, California    92677-0100
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           (Address of principal executive offices)               (Zip Code)


                                 (714) 643-7700
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              (Registrant's telephone number, including area code)


                                      N/A
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             (Former name, former address and former fiscal year,
                         if changed since last report.)
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                      DAMSON/BIRTCHER REALTY INCOME FUND-I




ITEM 5. OTHER EVENTS.

        On November 21, 1996, Damson/Birtcher Realty Income Fund-I (the "Partnership") sold Arlington Executive Plaza, a complex composed of seven identical 10,428 (total 72,997) square foot, single-story office buildings located on 7.2 acres of land in Arlington Heights, Illinois, to Arlington Atrium L.L.C. The sale price was $3,041,250. Net proceeds of the sale to the Partnership, after payment of commissions, closing costs and prorated expenses, were $2,699,042. The net proceeds from the sale will be utilized to: (1) pay off the outstanding debt of $700,000 secured by Ladera-I Shopping Center; (2) replenish Partnership capital reserves ($500,000); and (3) make a special distribution of $1,500,000 to the Limited Partners in December
   1996.

        The General Partner was not paid a commission or disposition fee as part of this transaction.



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                      DAMSON/BIRTCHER REALTY INCOME FUND-I




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




DAMSON/BIRTCHER REALTY INCOME FUND-I


By:  DAMSON/BIRTCHER PARTNERS   By:  BIRTCHER PARTNERS,
     (General Partner)               a California general partnership

                                     By: BIRTCHER INVESTMENTS,
                                         a California general partnership,
                                         General Partner of Birtcher Partners


                                          By: BIRTCHER LIMITED,
                                              a California limited partnership,
                                              General Partner of Birtcher
                                              Investments

                                              By:   BREICORP,
                                                    a California corporation,
                                                    formerly known as Birtcher
                                                    Real Estate Inc., General
                                                    Partner of Birtcher Limited

Date:  November 27, 1996                             By: /s/ Robert M. Anderson
                                                         ----------------------
                                                         Robert M. Anderson
                                                         Executive Director
                                                         BREICORP

                               By: LF Special Fund II, L.P.,
                                   a California limited partnership

                                   By: Liquidity Fund Asset Management, Inc.,
                                       a California corporation, General
                                       Partner of LF Special Fund II, L.P.

Date:  November 27, 1996               By: /s/ Brent R. Donaldson
                                           ----------------------------------
                                           Brent R. Donaldson
                                           President
                                           Liquidity Fund Asset Management, Inc.



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